UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2010

S1 Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

705 Westech Drive, Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 923-3500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 24, 2010, S1 Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected Johann Dreyer, M. Douglas Ivester and Edward Terino to the Company’s Board of Directors for three-year terms expiring at the 2013 Annual Meeting of Stockholders, and (ii) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010. The final voting results on these matters were as follows:

1.  Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Johann Dreyer	38,974,578	539,921	6,037,159
M. Douglas Ivester	38,962,312	552,187	6,037,159
Edward Terino	38,967,975	546,524	6,037,159

2.  Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010:

Votes For	Votes Against	Votes Abstained
45,369,110	166,665	15,883

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)

/s/ Gregory D. Orenstein
Gregory D. Orenstein
SVP, Chief Legal Officer and Secretary

Date: May 26, 2010